                      BARRETT BUSINESS SERVICES, INC.
                         1993 STOCK INCENTIVE PLAN

                                 ARTICLE 1
                         ESTABLISHMENT AND PURPOSE

       1.1  Establishment.  Barrett Business Services, Inc.
("Corporation"), hereby establishes the Barrett Business Services, Inc., 1993 Stock Incentive Plan (the "Plan"), effective as of March 1, 1993, subject to shareholder approval as provided in Article 18.

       1.2 Purpose. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                 ARTICLE 2
                                DEFINITIONS

       2.1 Defined Terms. For purposes of the Plan, the following terms shall have the meanings set forth below:

       "Award" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

       "Award Agreement" means an agreement as described in Section 6.4.

       "Board" means the Board of Directors of Corporation.

       "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

       "Committee" means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.

       "Common Stock" means the $.01 par value Common Stock of Corporation or any security of Corporation issued in substitution, exchange, or lieu thereof.

       "Consultant" means any consultant or adviser to Corporation or a Subsidiary selected by the Committee, who is not an employee of Corporation or a Subsidiary.

       "Continuing Restriction" means a Restriction contained in Sections 6.5(i), 17.4, 17.5, and 17.7 of the Plan and any other
Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

                                                               EXHIBIT 10.1

       "Corporation" means Barrett Business Services, In corporation, or any successor corporation.

       "Deferred Compensation Option" means a Nonqualified Option granted in lieu of a specified amount of other compensation pursuant to Section 7.8 of the Plan.

       "Director Options" means options granted to Non-Employee Board Directors pursuant to Article 14 of the Plan, including Initial Director Options and Annual Director Options.

       "Disability" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

       "Fair Market Value" means on any given date, the fair market value per share of the Common Stock determined as follows:

  (a) If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded;

    (b) If trading activity in Common Stock is reported in the NASDAQ National Market System, the mean between the reported high and low sale prices of Common Stock as reported for such day by the NASDAQ or, if Common Stock trades were not reported on such date, on the next preceding day on which Common
       Stock trades were reported by the NASDAQ;

    (c) If trading activity in Common Stock is reported in the NASDAQ Bid and Asked Quotations, the mean between the bid price and asked price quote for such day as reported by the NASDAQ or, if there are no such quotes for Common Stock for such date, on the next preceding day for which bid and asked price quotes for Common Stock were reported by NASDAQ; or

    (d) If there is no market for Common Stock or if trading activities for Common Stock are not reported in one of the manners described above, the fair market value shall be as determined by the Committee.

       "Incentive Stock Option" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of
Section 422 of the Code.

       "Non-Employee Board Director" means a member of the Board who is not an employee of Corporation or any Subsidiary.

       "Non-Employee Subsidiary Director" means a member of the board of directors of a Subsidiary who is neither an employee of Corporation or a Subsidiary nor a member of the Board.

       "Nonqualified Option" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

       "Option" means an ISO, an NQO, a Deferred Compensation Option, or a Director Option.

       "Other Stock-Based Award" means an Award as defined in
Section 11.1.

       "Participant" means an employee or a Consultant of Corporation or a Subsidiary, a Non-Employee Board Director, or a Non-Employee Subsidiary Director who is granted an Award under the Plan.

       "Performance Award" means an Award granted pursuant to the provisions of Article 10 of the Plan, the Vesting of which is contingent on performance attainment.

       "Performance Cycle" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

       "Performance Goal" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

       "Plan" means this Barrett Business Services, Inc., 1993 Stock Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time.

       "Reporting Person" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

       "Restricted Award" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

       "Restricted Share" means an Award described in Section 9.1(a) of the Plan.

       "Restricted Unit" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

       "Restriction" means a provision in the Plan or in an Award
Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

       "Retirement" means:

       (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan;

       (b) For Participants who are Non-Employee Board Directors or Non-Employee Subsidiary Directors, retirement from the applicable board of directors after attaining the maximum age (if any) specified in the articles of incorporation or bylaws of the applicable corporation; or

       (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee for purposes of an Award to such Consultant.

However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

               "Share" means a share of Common Stock.

               "Stock Appreciation Right" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Article 8 of the Plan.

               "Subsidiary" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

               "Vest" or "Vested" means:

               (a)  In the case of an Award that requires
          exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

               (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

               (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

               (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

               2.2 Gender and Number. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in
Section 2.1 in the singular shall also include the plural, and vice versa.

                                 ARTICLE 3
                              ADMINISTRATION

               3.1 General. The Plan shall be administered by a Committee composed as described in Section 3.2.

               3.2 Composition of the Committee. The Committee shall be appointed by the Board and shall consist of not less than a sufficient number of Non-Employee Board Directors so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by
the Board.   In the event that the Committee shall cease to satisfy the requirements of Rule 16b-3, the Board shall appoint another Committee satisfying such requirements.

               3.3 Authority of the Committee. The Committee shall have full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

               (a)  Construe and interpret the Plan and any Award
          Agreement;

               (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

               (c)  Select the employees, Non-Employee Subsidiary
          Directors, and Consultants who shall be granted Awards;

               (d) Determine the number and types of Awards to be granted to each such Participant;

               (e) Determine the number of Shares, or Share equivalents, to be subject to each Award;

               (f) Determine the option price, purchase price, base price, or similar feature for any Award; and

               (g) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

Decisions of the Committee, or any delegate as permitted by the Plan, shall be final, conclusive, and binding on all Participants.

               3.4 Action by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

               3.5 Delegation. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

               3.6 Liability of Committee Members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

               3.7 Costs of Plan. The costs and expenses of administering the Plan shall be borne by Corporation.

                                 ARTICLE 4
            DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

               4.1 Duration of the Plan. The Plan is effective March 1, 1993, subject to approval by Corporation's shareholders as provided in
Article 18. The Plan shall remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan shall not affect outstanding Awards.

               4.2 Shares Subject to the Plan. The shares which may be made subject to Awards under the Plan shall be Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares.
No fractional Shares shall be issued under the Plan. Subject to adjustment pursuant to Article 15, the maximum number of Shares for which Awards may be granted under the Plan shall be 400,000. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards shall be made available for future Awards under the Plan.

                                 ARTICLE 5
                                ELIGIBILITY

               5.1 Employees and Non-Employee Subsidiary Directors. Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary), Consultants, and Non-Employee Subsidiary Directors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

               5.2 Non-Employee Board Directors. All Non-Employee Board Directors shall be eligible to receive Director Options pursuant to Article 14 of the Plan.

                                 ARTICLE 6
                                  AWARDS

               6.1 Types of Awards. The types of Awards that may be granted under the Plan are:

               (a)  Options governed by Article 7 of the Plan;

               (b)  Stock Appreciation Rights governed by
          Article 8 of the Plan;

               (c) Restricted Awards governed by Article 9 of the Plan;

               (d) Performance Awards governed by Article 10 of the Plan;

               (e)  Other Stock-Based Awards or combination
          awards governed by Article 11 of the Plan; and

               (f)  Director Options governed by Article 14 of the Plan.

In the discretion of the Committee, any Award (other than a Director Option) may be granted alone, in addition to, or in tandem with other Awards under the Plan.

               6.2 General. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, shall deem appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

               6.3 Nonuniform Determinations. The Committee's determinations under the Plan or under one or more Award Agreements, including without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

               6.4 Award Agreements. Each Award shall be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

               6.5 Provisions Governing All Awards. All Awards shall be subject to the following provisions:

               (a)  Alternative Awards.  If any Awards are
          designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically shall cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

               (b) Rights as Shareholders. No Participant shall have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

               (c) Employment Rights. Neither the adoption of the Plan nor the granting of any Award shall confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a Consultant to Corporation or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, with or without cause.

               (d) Nontransferable. Each Award (other than Restricted Shares after they Vest) shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.

               (e) Termination of Employment. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Non-Employee Subsidiary Director or a Consultant shall be determined by the Committee and specified in the applicable Award Agreement.

               (f) Change in Control. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control:

                    (i)  All, or a specified portion of,
               Awards requiring exercise shall become fully and immediately exercisable, notwithstanding any other limitations on exercise;

                    (ii)  All, or a specified portion of,
               Awards subject to Restrictions shall become fully Vested; and

                    (iii)  All, or a specified portion of,
               Awards subject to Performance Goals shall be deemed to have been fully earned.

          Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Agreement, Awards shall become exercisable, become Vested, or become earned as of a change in control date only if, or to the extent, such acceleration in the exercisability, Vesting, or becoming earned of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

               (g) Conditioning or Accelerating Benefits. The Committee, in its discretion, may include in any Award Agreement a provision conditioning or accelerating the Vesting of an Award or the receipt of benefits pursuant to an Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events including, without limitation, a change in control of Corporation (subject to the foregoing paragraph (f)), a sale of all or substantially all the property and assets of Corporation, or an event of the type described in Section 15 of this Plan.

               (h) Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the purchase or option price, if any, for the Shares or other property issuable pursuant to the Award, or the Participant's federal, state, or local tax, or tax withholding, obligation with respect to such issuance in whole or in part by any one or more of the following:

                    (i)  By delivering previously owned
               Shares (including Restricted Shares, whether or not vested);

                    (ii)  By surrendering outstanding other
               Vested Awards under the Plan denominated in Shares or in Share equivalent units;

                    (iii)  By reducing the number of Shares
               or other property otherwise Vested and
               issuable pursuant to the Award;

                    (iv)  By delivering to Corporation a
               promissory note payable on such terms and over such period as the Committee shall determine;

                    (v)  By delivery (in a form approved by
               the Committee) of an irrevocable direction to a securities broker acceptable to the
               Committee:

                         (A)  To sell Shares subject to
                    the Option and to deliver all or a
                    part of the sales proceeds to
                    Corporation in payment of all or a
                    part of the option price and taxes
                    or withholding taxes attributable
                    to the issuance; or

                         (B)  To pledge Shares subject
                    to the Option to the broker as
                    security for a loan and to deliver
                    all or a part of the loan proceeds
                    to Corporation in payment of all or
                    a part of the option price and
                    taxes or withholding taxes
                    attributable to the issuance; or

                    (vi)  In any combination of the
               foregoing or in any other form approved by the Committee.

          If Restricted Shares are surrendered in full or partial payment of the purchase or option price of Shares issuable under an Award, a corresponding number of the Shares issued upon exercise of the Award shall be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares. Shares withheld or surrendered as described above shall be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person shall be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

               (i)  Reporting Persons.  With respect to all
          Awards granted to Reporting Persons:

                    (i)  Awards requiring exercise shall not
               be exercisable until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

                    (ii)  Shares issued pursuant to any
               other Award may not be sold by the
               Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant;

          provided, however, that (unless an Award Agreement provides otherwise) the limitation of this
          Section 6.5(i) shall apply only if or to the extent required by Rule 16b-3 under the Exchange Act. Award Agreements for Awards to Reporting Persons shall also comply with any future restrictions imposed by such Rule 16b-3.

               (j) Service Periods. At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                                 ARTICLE 7
                                  OPTIONS

               7.1 Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options and Director Options). The grant of each Option and the Award Agreement governing each Option shall identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

               7.2 General. Options shall be subject to the terms and conditions set forth in Article 6 and this Article 7 and Award Agreements governing Options shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

               7.3 Option Price. Each Award Agreement for Options shall state the option exercise price per Share of Common Stock purchasable under the Option, which shall not be less than:

               (a)  $.01 per share in the case of a Deferred
          Compensation Option;

               (b) 75 percent of the Fair Market Value of a Share on the date of grant for all other Nonqualified
          Options (except Director Options); or

               (c) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock
          Options.

               7.4 Option Term. The Award Agreement for each Option shall specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

               7.5 Time of Exercise. The Award Agreement for each Option shall specify, as determined by the Committee:

               (a)  The time or times when the Option shall
          become exercisable and whether the Option shall become exercisable in full or in graduated amounts based on:
          (i) continuation of employment over a period specified in the Award Agreement, (ii) satisfaction of performance goals or criteria specified in the Award Agreement, or (iii) a combination of continuation of employment and satisfaction of performance goals or criteria;

               (b)  Such other terms, conditions, and
          restrictions as to when the Option may be exercised as shall be determined by the Committee; and

               (c) The extent, if any, that the Option shall remain exercisable after the Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable shall be accelerated or otherwise modified (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation. The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding Option becomes exercisable.

               7.6 Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after ten years following the date specified in Section 4.1, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

               7.7 Restricted Shares. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement for the Option.

               7.8 Deferred Compensation Options. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral to future dates of compensation otherwise payable to a Participant. The option price shall be determined by the Committee subject to Section 7.3(a) of the Plan. The number of Shares subject to a Deferred Compensation Option shall be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts payable under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee shall grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

               7.9 Reload Options. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant shall automatically be granted (subject to the available pool of Shares subject to grants of Awards as specified in
Section 4.2 of the Plan) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee shall determine, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

                                 ARTICLE 8
                         STOCK APPRECIATION RIGHTS

               8.1 General. Stock Appreciation Rights shall be subject to the terms and conditions set forth in Article 6 and this Article 8 and Award Agreements governing Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable.

               8.2 Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee shall determine at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR shall have been exercised. The base price shall be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee shall determine.

               8.3 Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR shall be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SAR shall be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

               8.4 Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, by issuance of a Deferred Compensation Option, or in any combination of the foregoing, or in any other form as the Committee shall determine.

                                 ARTICLE 9
                             RESTRICTED AWARDS

               9.1 Types of Restricted Awards. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

               (a) Restricted Shares. A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as a Non-Employee Subsidiary Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share shall be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and shall execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power shall be held in custody by Corporation until the Restrictions thereon shall have lapsed.

               (b) Restricted Units. A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a Non-Employee Subsidiary Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

               9.2 General. Restricted Awards shall be subject to the terms and conditions of Article 6 and this Article 9 and Award Agreements governing Restricted Awards shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

               9.3 Restriction Period. Award Agreements for Restricted Awards shall provide that Restricted Awards, and the Shares subject to Restricted Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant must remain in the employment (or remain as a Non-Employee Subsidiary Director or a Consultant) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the grant date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant shall be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards shall usually Vest based on continued employment (or service as a Non-Employee Subsidiary Director or a Consultant) and Performance Awards under Article 10 shall usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as a Non-Employee Subsidiary Director or a Consultant). In such case, the Restriction Period for such a Restricted Award shall include the period prior to satisfaction of the Performance Goals.

               9.4 Forfeiture. If a Participant ceases to be an employee (or Consultant or Non-Employee Subsidiary Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

               9.5  Settlement of Restricted Awards.

               (a) Restricted Shares. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in cash, installments, or by issuance of a Deferred Compensation Option equal to the Fair Market Value of the Restricted Shares as of the date the Restrictions lapse.

               (b) Restricted Units. Upon Vesting of a Restricted Unit Award, a Participant shall be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit shall be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, by issuance of a Deferred Compensation Option, or in any other manner or combination of such methods as the Committee, in its sole discretion, shall determine.

               9.6 Rights as a Shareholder. A Participant shall have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares shall be treated as additional Shares covered by the grant of Restricted Shares and shall be subject to the same Restrictions.

                                ARTICLE 10
                            PERFORMANCE AWARDS

               10.1 General. Performance Awards shall be subject to the terms and conditions set forth in Article 6 and this Article 10 and Award Agreements governing Performance Awards shall contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

               10.2 Nature of Performance Awards. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion thereof in the event specified performance criteria are not met within a designated period of time.

               10.3 Performance Cycles. For each Performance Award, the Committee shall designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

               10.4 Performance Goals. The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for Corporation, a Subsidiary, or an operating group, (ii) a Participant's individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

               10.5 Determination of Awards. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

               10.6 Timing and Form of Payment. Settlement of earned Performance Awards shall be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under Section 10.5, in the form of cash, installments, Shares, Deferred Compensation Options, or any combination of the foregoing or in any other form as the Committee shall determine.

                                ARTICLE 11
                 OTHER STOCK-BASED AND COMBINATION AWARDS

               11.1 Other Stock-Based Awards. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Other Stock-Based Awards are not restricted to any specified form or structure and may include, without limitation, Share purchase warrants, other rights to acquire Shares, and securities convertible into or redeemable for Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

               11.2  Combination Awards.   The Committee may also grant
Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section shall reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                ARTICLE 12
                            DEFERRAL ELECTIONS

               The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including, but not limited to: (a) payment or crediting of reasonable interest or other growth or earnings factor on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or
(c) granting of Deferred Compensation Options.

                                ARTICLE 13
                           DIVIDEND EQUIVALENTS

               Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems are appropriate or necessary.

                                ARTICLE 14
                       NON-EMPLOYEE BOARD DIRECTORS

               14.1 General. Awards shall be made to Non-Employee Board Directors only pursuant to this Article 14. All Non-Employee Board Directors shall receive Initial Director Options and Annual Director Options. No person, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the type, amount, or terms of Awards pursuant to this
Article 14.

               14.2 Eligibility. The persons eligible to receive Awards pursuant to this Article 14 are all Non-Employee Board Directors of Corporation.

               14.3 Definitions. For purposes of this Article 14, the following terms shall have the meanings set forth below:

               "Annual Meeting Date" means the date of Corporation's regular annual meeting of shareholders.

               "Offering Date" means the closing date of Corporation's initial public offering of Shares pursuant to a registration statement which has become effective under the Securities Act of 1933.

               14.4  Initial Director Options.

               (a) Grant of Initial Director Options. As of the Offering Date, each Non-Employee Board Director who is a member of the Board on the Offering Date shall be granted automatically an Initial Director Option to purchase 1,500 Shares.

               (b) Option Price. The option purchase price for each Initial Director Option shall be equal to the public offering price of a Share.

               (c) Terms of Initial Director Options. Each Initial Director Option shall have the terms and conditions specified in the form of Award Agreement attached to this Plan as Appendix A.

               14.5  Annual Director Options.

               (a) Grant of Annual Director Options. As of each Annual Meeting Date, each Non-Employee Board Director whose term begins on or continues after that Annual Meeting Date shall be granted automatically an Annual Director Option to purchase 500 Shares.

               (b) Option Price. The option exercise price for each Annual Director Option shall be equal to the Fair Market Value of a Share as of the Annual Meeting Date.

               (c) Terms of Annual Director Options. Each Annual Director Option shall have the terms and conditions specified in the form of Award Agreement attached to this Plan as Appendix A.

                                ARTICLE 15
             ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

               15.1 Plan Does Not Restrict Corporation. The existence of the Plan and the Awards granted under the Plan shall not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

               15.2  Adjustments by the Committee.   In the event of any
change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, shall be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

                                ARTICLE 16
                         AMENDMENT AND TERMINATION

               Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would
(i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Article 15 of the Plan), or (iii) materially modify the requirements as to eligibility for participation in the Plan. Without further shareholder approval, the Board may amend the Plan to take into account changes in applicable securities, federal income tax laws, and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board, without further shareholder approval, may amend the Plan as necessary to comply with any modifications to such rule. The provisions of Article 14 may not be amended more than once every six months, other than to conform with changes in the Code or in Rule 16b-3 under the Exchange Act.

                                ARTICLE 17
                               MISCELLANEOUS

               17.1 Tax Withholding. Corporation shall have the right to deduct from any settlement of any Award under the Plan, including the delivery or vesting of Shares, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation shall not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

               17.2 Unfunded Plan. The Plan shall be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

               17.3 Payments to Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

               17.4 Annulment of Awards. Any Award Agreement may provide that the grant of an Award payable in cash is revocable until cash is paid in settlement thereof or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment (or service as a Non-Employee Subsidiary Director or a Consultant) of a Participant is terminated for cause (as defined below), any Award which is revocable shall be annulled as of the date of such termination for cause. For the purpose of this Section 17.4, the term "for cause" shall have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

               17.5 Engaging in Competition With the Corporation. Any Award Agreement may provide that, if a Participant terminates employment (or service as a Non-Employee Subsidiary Director or a Consultant) with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Subsidiary Director or a Consultant) with Corporation.

               17.6 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

               17.7 Securities Law Restrictions. No Shares shall be issued under the Plan unless counsel for Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               17.8 Governing Law. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Maryland.

                                ARTICLE 18
                           SHAREHOLDER APPROVAL

               The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by Corporation's shareholders holding a majority of Corporation's outstanding Shares.

                                Appendix A

                                  Form of
                              AWARD AGREEMENT
                                 Under The
                      Barrett Business Services, Inc.
                         1993 Stock Incentive Plan

                    [INITIAL] [ANNUAL] DIRECTOR OPTIONS


Corporation:                  BARRETT BUSINESS SERVICES, INC.
                              2828 S.W. Kelly Street
                              Portland, Oregon  97201

Participant:                  _______________________________
                              _______________________________
                              _______________________________

Date:                         _______________________________

               Corporation maintains the Barrett Business Services, Inc., 1993 Stock Incentive Plan (the "Plan").

               This Award Agreement evidences the grant of an [Initial] [Annual] Director Option (the "Option") to Participant.

               The parties agree as follows:

1.  Defined Terms

               When used in this Agreement, the following terms shall have the meaning specified below:

               (a) "Acquiring Person" shall mean any person or related person or related persons which constitute a "group" for purposes of Section 13(d) and Rule 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act"), as such Section and Rule are in effect as of the Grant Date; provided, however, that the term Acquiring Person shall not include (i) Corporation or any of its Subsidiaries, (ii) any employee benefit plan of Corporation or any of its Subsidiaries, (iii) any entity holding voting capital stock of Corporation for or pursuant to the terms of any such employee benefit plan, or (iv) any person or group solely because such person or group has voting power with respect to capital stock of Corporation arising from a recoverable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the Exchange Act.

               (b)  "Change in Control" shall mean:

                    (i)  A change in control of Corporation
               of a nature that would be required to be reported in response to Item 6(e) of
               Schedule 14A of Regulation 14A as in effect on the Grant Date pursuant to the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Acquiring Person hereafter becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of 30 percent or more of the combined voting power of Corporation Voting Securities; or

                    (ii)  During any period of
               12 consecutive calendar months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by Corporation shareholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or

                    (iii)  There shall be consummated
               (i) any consolidation or merger of
               Corporation in which Corporation is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of Corporation in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Corporation, provided that any such consolidation, merger, sale, lease, exchange, or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a Change in Control; or

                    (iv)  Approval by the shareholders of
               Corporation of any plan or proposal for the liquidation or dissolution of Corporation.

               (c) "Change in Control Date" shall mean the first date following the Grant Date on which a Change in Control has occurred.

               (d) "Disability" shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

               (e) "Grant Date" shall mean the date the Option is granted, which is reflected as the date of this Agreement.

               (f)  "Retirement" shall mean ceasing to be a
          member of the Board for any reason (other than by removal) after service on the Board for at least 10 years.

               (g) "Voting Securities" shall mean Corporation's issued and outstanding securities ordinarily having the right to vote at elections for the Board.

               (h) Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Plan.

2.  Grant of Option

          Subject to the terms and conditions of this Agreement and the Plan, Corporation grants to Participant the Option to purchase ________ Shares of Corporation's common stock at $ per share.

3.  Terms of Option

          The Option shall be subject to all the provisions of the Plan and to the following terms and conditions:

          par Term. The term of the Option shall be unlimited unless terminated earlier in accordance with this Agreement.

          3.2 Time of Exercise. Unless the Option is otherwise terminated or the time of its exercisability is accelerated in accordance with this Agreement, the Option may be exercised from time to time to purchase Shares up to the following limits (based on years after the Grant Date):

          (a)  During the first year - none;

          (b) During the second year - up to 25 percent of the total Shares;

          (c) During the third year - up to 50 percent of the total Shares;

          (d) During the fourth year - up to 75 percent of the total Shares; and

          (e)  After the fourth year - 100 percent.

          3.3 Continuation as Director. If Participant ceases to be a member of the Board for any reason, the right to exercise the Option shall expire at the end of the following periods:

          After Termination
            On Account Of               Period
             death                    1 year
             Retirement               5 years
             Disability               1 year
             any other reason         3 months


          3.4 Acceleration of Exercisability. Notwithstanding the schedule provided in subsection 3.2, the Option shall become fully exercisable upon the occurrence of either:

          (a) Participant's death or withdrawal from the Board by reason of Disability or Retirement; or

          (b)  A Change in Control Date.

          3.5 Method of Exercise. The Option may be exercised by delivery of written notice to Corporation stating the number of Shares, form of payment, and proposed date of closing.

          3.6  Other Documents.  Participant shall furnish
Corporation before closing such other documents or representations as Corporation may require to assure compliance with applicable laws and regulations.

          3.7 Payment. The purchase price for the Shares purchased upon exercise of the Option shall be paid in full at or before closing by one or a combination of the following:

          (a)  Payment in cash; or

          (b) Delivery of previously acquired Shares having a Fair Market Value equal to the purchase price.

          3.8 Previously Acquired Shares. Delivery of previously acquired Shares in full or partial payment for the exercise of the Option shall be subject to the following conditions:

          (a) The Shares tendered shall be in good delivery form;

          (b) The Fair Market Value of the Shares tendered, together with the amount of cash, if any, tendered shall equal or exceed the exercise price of the Option;

          (c) Any Shares remaining after satisfying the payment for the Option shall be reissued in the same manner as the Shares tendered; and

          (d) No fractional Shares will be issued and cash will not be paid to the Optionee for any fractional
     Share value not used to satisfy the Option purchase price.

          3.9 Reload Option. In the event all or a portion of the Option is exercised by Participant by delivering previously acquired Shares, Participant shall be granted automatically a replacement Option for a number of Shares equal to the number of Shares delivered to Corporation by Participant upon exercise of the Option. The grant date for such replacement Option shall be the date of exercise and the option price for such replacement Option shall be the Fair Market Value of a Share on such grant date. The replacement Option initially shall not be exercisable and shall become fully exercisable six months after the grant date. In all other respects, the replacement Option shall be subject to all the terms and conditions of this Award Agreement.

4.  Tax Reimbursement

          In the event any withholding or similar tax liability is imposed on Corporation in connection with or with respect to any exercise of the Option, the Participant agrees to pay to Corporation an amount sufficient to provide for such tax liability.

5.  Conditions Precedent

          Corporation will use its best efforts to obtain approval of the Plan and this Option by any state or federal agency or authority that Corporation determines has jurisdiction. If Corporation determines that any required approval cannot be obtained, this Option shall terminate on notice to the Optionee to that effect. Without limiting the foregoing, Corporation shall not be required to issue any Shares upon exercise of the Option, or any portion thereof, until Corporation shall have taken any action required to comply with all applicable federal and state securities laws.

6.  Successorship

          Subject to restrictions on transferability set forth in the Plan, this Agreement shall be binding upon and benefit the parties, their successors and assigns.

7.  Notices

          Any notices under this Option shall be in writing and shall be effective when actually delivered personally or, if mailed, when deposited as registered or certified mail directed to the address of Corporation's records or to such other address as a party may certify by notice to the other party.

8.  Arbitration

          Any dispute or claim that arises out of or that relates to this Agreement or to the interpretation, breach, or enforcement of this Agreement, shall be resolved by mandatory arbitration in accordance with the then effective arbitration rules of Arbitration Service of Portland, Inc., or American Arbitration Association, whichever organization is selected by the party which first initiates arbitration by filing a claim in accordance with the filing rules of the organization selected, and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof.

9.  Attorneys' Fees

          In the event of any suit or action or arbitration proceeding to enforce or interpret any provision of this Agreement (or which is based on this Agreement), the prevailing party shall be entitled to recover, in addition to other costs, reasonable attorneys' fees in connection with such suit, action, arbitration, and in any appeal. The determination of who is the prevailing party and the amount of reasonable attorneys' fees to be paid to the prevailing party shall be decided by the arbitrator or arbitrators (with respect to attorneys' fees incurred prior to and during the arbitration proceedings) and by the court or courts, including any appellate courts, in which the matter is tried, heard, or decided, including the court which hears any exceptions made to an arbitration award submitted to it for confirmation as a judgment (with respect to attorneys' fees incurred in such confirmation proceedings).

                             BARRETT BUSINESS SERVICES, INC.


                             By

                             Its




                             Participant